SECURITIES AND EXCHANGE COMMISSION

UNITED STATES

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        October 14, 2010

HENNESSY ADVISORS, INC.

(Exact name of registrant as specified in its charter)

California	000-49872	68-0176227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7250 Redwood Blvd., Suite 200 Novato, California		94945
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code:                   (415) 899-1555

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

On October 14, 2010, Hennessy Advisors, Inc. issued a press release announcing that it had declared a cash dividend of $0.09 per share on its common stock, payable November 18, 2010 to shareholders of record at the close of business on October 27, 2010.  A copy of the press release is being furnished as Exhibit 99. to this Current Report on Form 8-K and is incorporated into this Form 8-K by reference.

Item 9.01.    Financial Statements and Exhibits

Exhibit	Description

99.1	Press Release Dated October 14, 2010

2

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENNESSY ADVISORS, INC. (registrant)

October 14, 2010	By:	/s/ Daniel B. Steadman
Daniel B. Steadman
Executive Vice President

3

HENNESSY ADVISORS, INC.

Exhibit Index to Current Report on Form 8-K dated October 14, 2010

Exhibit	Description

99.1	Press Release Dated October 14, 2010